SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        June 15, 2000

                              Datapoint Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                      001-07636                  74-1605174
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)

                       7 rue d'Anjou 75008, Paris, France;
                8410 Datapoint Drive, San Antonio, TX 78229-8500
              (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code  331-4007-3737; 210-593-7000

                     4 rue d'Aguesseau 75008, Paris, France
   (Former name or former address, if changed since last report)

  Item 5.         Other Events

                  On June 16, 2000, the Registrant issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K, indicating that on June 15, 2000, the United States Bankruptcy Court for the District of Delaware (Docket Number 00-1853 (PJW)) approved the previously reported sale of its European operations and certain U.S. assets to Datapoint NewCo 1 Limited. The sale is expected to close within thirty days.
                  In addition, the Bankruptcy Court approved the Registrant's name change to Dynacore Holdings Corporation.

Item 7.           Exhibits
EXHIBIT NO.                                          DESCRIPTION OF EXHIBIT
99                                                June 16, 2000 Press Release

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Datapoint Corporation
                                                           (Registrant)
Date:  June 19, 2000

                                                 By:  /s/ Phillip P. Krumb
                                                 Phillip P. Krumb
                                                 Acting Chief Financial Officer

                                  EXHIBIT INDEX


 (99)    June 16, 2000 Press Release

                                      Exhibit 99 - Press Release of Registrant




Contact:                                               Sharon P. Riggs
                                                       Investor Relations
                                                       San Antonio, Texas
                                                       (210) 593-7901

                        BANKRUPTCY COURT APPROVES SALE OF
                   DATAPOINT CORPORATION'S EUROPEAN OPERATIONS
                   AND CERTAIN U.S. ASSETS AND NAME CHANGE TO
                          DYNACORE HOLDINGS CORPORATION

San Antonio,  Texas,  June 16,  2000.........Datapoint  Corporation  (EEB:DTPTQ)
today announced that the United States Bankruptcy Court for the District of Delaware yesterday approved the previously reported sale of its European operations and certain U.S. assets to Datapoint NewCo 1 Limited for $49.5 million in cash, less certain adjustments, including an adjustment in the event that the aggregate shareholder deficit of the European operations exceeds $10.0 million at closing (Docket Number 00-1853 (PJW)). The sale is expected to close within 30 days.

         In addition, the Bankruptcy Court approved the Company's name change to Dynacore Holdings Corporation.

         The Company intends to file a reorganization plan pursuant to Chapter 11 of the Bankruptcy Code. Negotiations have commenced regarding the terms of such plan with members of the Committee of Unsecured Creditors previously appointed in the bankruptcy case.

         The sale of its European operations is consistent with the direction of the Corporation to focus its efforts and resources on acquiring, developing and marketing products with Internet and E-commerce applications. The previously acquired Corebyte Networks(TM) product family (www.corebyte.com) highlights this effort. The Corebyte subsidiary has developed an intelligent browser-based communications networking system. With a single interface, users of Corebyte Networks(TM) products directly access every application necessary to manage their enterprise from basic E-mail to advanced group computing tools. Corebyte Networks (TM) products users seamlessly share and exchange valuable information, selectively and securely, within their networked community and across enterprises via the Internet. Companies that standardize their network on Corebyte Networks(TM) products gain all the benefits of the Internet and eliminate the fear of obsolescence.

         Within its U.S. headquarters in San Antonio, TX, and international headquarters in Paris, France, Datapoint is a recognized innovator in modern networking infrastructure. Datapoint specializes in the design, integration, and maintenance of data, voice, and networking communications solutions including call center, and computer-telephony integration (CTI).


         This press release and the materials referred to hereby contain forward-looking statements regarding the Company's business and future plans of operations. When used herein, the words "intends," "expects," "plans," "estimates," "projects," "believes," "anticipates," "contemplates," "represents" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those set forth in the Company's Annual and Quarterly Reports on Form 10-K and Form 10-Q (available to the public at ww.sec.gov), may cause the actual results and performance to differ materially from the future results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Company's expectations or future events.



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